Exhibit 99.1

                        DEVINE ENTERTAINMENT CORPORATION

                           CONSOLIDATED BALANCE SHEETS

                                DECEMBER 31, 2007
                         (expressed in Canadian dollars)

                                     ASSETS

                                                     2007              2006
                                                                     Restated
                                                 ------------      ------------
Cash and cash equivalents                        $    245,872      $    268,001
Accounts receivable                                 1,028,705            23,170
Film tax credits receivable                         1,112,207         2,127,568
Inventory                                              54,871            88,236
Prepaid and sundry assets                             185,360           190,935
Advances receivable                                   494,550           494,550
Investment in film, television
  programs and recordings                           5,355,327         9,444,813
Property and equipment                                 15,345            20,405
                                                 ------------      ------------
                                                 $  8,492,237      $(12,657,678)
                                                 ============      ============

                                   LIABILITIES

Accounts payable and accrued liabilities         $  1,569,974      $  1,492,953
Film production loan                                1,840,604         2,121,527
Loans payable                                       1,700,800         1,700,800
Deferred revenue                                         --           4,342,643
Preferred shares                                      494,550           494,550
                                                 ------------      ------------
                                                   (5,605,928)      (10,152,473)
                                                 ============      ============

                              SHAREHOLDERS' EQUITY

Capital stock                                      12,652,998        12,268,006
Contributed surplus                                   902,449           707,165
Warrants                                              708,456           335,544
Deficit                                           (11,377,594)      (10,805,510)
                                                 ------------      ------------
                                                    2,886,309         2,505,205
                                                 ------------      ------------
                                                 $  8,492,237      $ 12,657,678
                                                 ============      ============

                        DEVINE ENTERTAINMENT CORPORATION

                 CONSOLIDATED STATEMENTS OF SHAREHOLDERS' EQUITY

                 FOR THE YEARS ENDED DECEMBER 31, 2007 and 2006
                         (expressed in Canadian dollars)


                                        Common Shares          Preferred Shares             Warrants
                                      #            $             #           $           #             $
------------------------------------------------------------------------------------------------------------
BALANCE, as previously
reported
January 1, 2006                   35,353,508   11,745,545     494,550     494,550    4,877,450
Restatement reallocate
warrants  from contributed
surplus                                 --           --          --                       --        199,046
Effect of reclassification of
preferred shares                                             (494,550)   (494,550)

Effect of restated loans
payable
                                  --------------------------------------------------------------------------

BALANCE, as restated
January 1, 2006                   35,353,508   11,745,545        --          --      4,877,450      199,046

-issuance of stock options

-Modification of warrants                                                                           110,512

-shares issued on settlement
   for services rendered and
   accounts payable                  551,860       74,904
-issuance of private
   placement  and effect of
   fair value of warrants          3,383,331      444,557                            1,691,666       62,943

-exercise of stock options            25,000        3,000
-expired warrants                                                                     (499,950)     (36,957)

-proceeds from financings
Subscription receivable
Net Loss as restated
                                  --------------------------------------------------------------------------
BALANCE, as restated
December 31, 2006                 39,313,699   12,268,006        --          --      6,069,166      335,544

-expired options
-settlement for services
   rendered                           68,850       10,328
-settlement of accrued
   liabilities                        63,600        9,540

-issuance of private placement     6,475,000      365,124                            6,475,000      227,276

-grant of stock options

-modification of warrants                                                                            16,256

-grant of warrants                                                                   1,930,000      129,380

- Proceeds from financings
Subscription receivable, net
                                  --------------------------------------------------------------------------
NET LOSS
                                  --------------------------------------------------------------------------
BALANCE,
December 31, 2007                 45,921,149   12,652,998        --          --     14,474,166      708,456
------------------------------------------------------------------------------------------------------------


                                     Stock      Contributed
                                    Options        Surplus      Deficit
                                       #            $             $
------------------------------------------------------------------------
BALANCE, as previously
reported
January 1, 2006                    3,180,000    1,007,376     (8,075,447)
Restatement reallocate
warrants  from contributed
surplus                                  --      (199,046)
Effect of reclassification of
preferred shares

Effect of restated loans
payable                                                         (181,510)
                                  --------------------------------------

BALANCE, as restated
January 1, 2006                    3,180,000      808,330     (8,256,957)

-issuance of stock options         1,090,000       31,185

-Modification of warrants                        (110,512)

-shares issued on settlement
   for services rendered and
   accounts payable
-issuance of private
   placement  and effect of
   fair value of warrants

-exercise of stock options           (25,000)        (500)
-expired warrants                                  36,957

-proceeds from financings                         249,098
Subscription receivable                          (307,393)
Net Loss as restated                                          (2,548,553)
                                  --------------------------------------
BALANCE, as restated
December 31, 2006                  4,245,000      707,165    (10,805,510)

-expired options                    (905,000)
-settlement for services
   rendered
-settlement of accrued
   liabilities

-issuance of private placement

-grant of stock options            1,315,000      119,450

-modification of warrants                         (16,256)

-grant of warrants

- Proceeds from financings                        131,316
Subscription receivable, net                      (39,226)
                                  --------------------------------------
NET LOSS                                                        (572,084)
                                  --------------------------------------
BALANCE,
December 31, 2007                  4,655,000      902,449    (11,377,594)
------------------------------------------------------------------------

                        DEVINE ENTERTAINMENT CORPORATION

          CONSOLIDATED STATEMENTS OF OPERATIONS AND COMPREHENSIVE LOSS

                        FOR THE YEARS ENDED DECEMBER 31,
                         (expressed in Canadian dollars)

                                                      2007             2006
                                                                     Restated
                                                  ------------     ------------
REVENUE                                           $  6,144,577     $    423,959

EXPENSES
  Operating & general                                1,087,975          903,999
  Amortization & write-down of film,
    television programs and recordings               5,589,184        2,010,385
  Amortization of property and equipment                 5,060            6,572
  Interest expense - net                                34,442           51,556
                                                  ------------     ------------
                                                     6,716,661        2,972,512
                                                  ------------     ------------
LOSS AND COMPREHENSIVE LOSS                       $   (572,084)    $ (2,548,553)
                                                  ============     ============
LOSS PER SHARE

Basic and Diluted                                 $      (0.01)    $      (0.07)
                                                  ============     ============
WEIGHTED AVERAGE NUMBER OF SHARES

Basic and Diluted                                   40,813,586       37,575,373
                                                  ============     ============

                        DEVINE ENTERTAINMENT CORPORATION

                      CONSOLIDATED STATEMENTS OF CASH FLOWS

                        FOR THE YEARS ENDED DECEMBER 31,
                         (expressed in Canadian dollars)

                                                                                 2007           2006
                                                                                              Restated
                                                                                              (Note 2)
                                                                             -----------    -----------
OPERATING ACTIVITIES
      Loss for the year                                                      $  (572,084)   $(2,548,553)
      Stock-based compensation                                                   259,158        106,060
      Amortization - film, television programs and recordings                  3,989,087        251,643
                      - property and equipment                                     5,060          6,572
      Write-down of investment in film, television programs and recordings     1,600,097      1,758,742
      Change in non-cash operating assets & liabilities                       (4,147,316)     2,490,481
                                                                             -----------    -----------
      Cash flows provided by operating activities                              1,134,002      2,064,975
                                                                             -----------    -----------
FINANCING ACTIVITIES
    Prepaid and sundry assets                                                    (60,000)          --
    Increase (decrease) in film production loans                                (280,923)     2,091,215
    Issuance of shares on exercise of options                                       --            2,500
    Net change in proceeds from financing and subscription receivable             92,090        (58,295)
    Shares issued on private placement                                           365,124        444,557

    Warrants                                                                     227,276         62,943
                                                                             -----------    -----------
    Cash flows provided by financing activities                                  343,567      2,542,920
                                                                             -----------    -----------
INVESTING ACTIVITIES
  Investment in film, television programs and recordings                      (1,499,698)    (4,576,779)
  Purchase of property and equipment                                                --           (3,105)
                                                                             -----------    -----------

 Cash flows used in investing activities                                      (1,499,698)    (4,579,884)
                                                                             -----------    -----------

CHANGE IN CASH AND CASH EQUIVALENTS                                              (22,129)        28,011

CASH AND CASH EQUIVALENTS, BEGINNING OF YEAR                                     268,001        239,990
                                                                             -----------    -----------

CASH AND CASH EQUIVALENTS, END OF YEAR                                           245,872    $   268,001
                                                                             ===========    ===========
SUPPLEMENTAL CASH FLOW INFORMATION

Interest paid                                                                $   133,229    $    71,519
                                                                             ===========    ===========

RESTATEMENT OF PREVIOUSLY ISSUED FINANCIAL STATEMENTS

The Company is restating its previously reported consolidated financial statements for the fiscal year ended December 31, 2006. A summary of the impact of the restatement adjustments on the previously reported consolidated balance sheet, statement of operations and cash flows amounts is as follows:

Summary of Restatement Adjustments

(a) In prior years, the Company issued convertible debentures. The fair value of the conversion feature was recorded as part of contributed surplus. The Company did not record the accretion of interest during the term of these convertible debentures. As a result the convertible debentures and the deficit balance were understated by $181,510. These convertible debentures were not renewed upon maturity prior to 2006. Accordingly these debentures have been recorded as loans payable.

      The Company has corrected this error retroactively. As a result the loans payable (previously recorded as convertible debentures) and deficit balance at January 1, 2006 and December 31, 2006 has increased been by $181,510.

(b) The Company has determined that the previously filed financial statements contained errors resulting from the incorrect accounting related to interest for the Company's Investment in film, television programs and recordings. The interest expense should have been capitalized.

      The Company has restated the loan interest paid in 2006 from interest expense and capitalized it to Investment in film, television programs and recordings. The restatement amounts to $30,312. As a result investment in film, television programs and recordings increased by $30,312 and deficit decreased by $30,312 for 2006.

(c) The Company has determined that the previously filed financial statements contained errors resulting from the incorrect volatility calculation used to determine the fair value of warrants and options for the year ended December 31, 2006. As a result, capital stock has been decreased by $62,943 and warrants have been increased by $62,943. In addition, contributed surplus, operating & general expenses, loss and comprehensive loss and deficit for the year ended December 31, 2006 have been increased by $19,710.

      Stock  based   compensation  of  $26,784  was  reclassified  to  operating expenses.

      The Company had previously included warrants as a component of contributed surplus. The Company has determined that the correct presentation would be to disclose warrants separately. As a result contributed surplus has been reduced by $199,046 and warrants have been increased by $199,046. In addition, the fair value of warrants $36,957 which expired in 2006 was reallocated to contributed surplus.

      The Company reissued 2,547,500 warrants which had expired on April 7, 2006. The warrants were extended for an additional year and the fair value of $110,512 was allocated to warrants from contributed surplus.

(d) The Company had previously recorded subscriptions receivables on the balance sheet as a current and long term asset. Under EIC-132, the Company is required to present subscriptions receivables as a reduction in equity until such time that the receivable is collected. The Company has restated subscriptions receivables accordingly and the effect of the restatement resulted in a decrease to Subscriptions receivables of $132,296, a
      decrease  to  long  term   receivable  of  $175,097  and  a  reduction  to
      contributed surplus of $307,393 at December 31, 2006. In addition, proceeds from financing and subscription s receivable have been grouped together in the statement of cash flows.

(e) The company restated its preferred shares from an equity component to a liability as it was determined that under the CICA Handbook Section 3861, and following the guidance under EIC-149. The preferred shares are redeemable, retractable and have a preferential priority participation in the residual equity of the company, accordingly preferred shares have been restated as a liability. The effect of the restatement resulted in a reclassification from preferred shares in the equity section of the balance sheet in the amount of $494,550 to preferred shares in the liability section in the amount of $494,550 and accordingly dividends amounting to $45,004 would be restated as interest expense.

(f) The company has restated its Investment in film, television programs and recordings to include an accrual for future tax credits associated with its cost of projects in progress. This restatement resulted in an increase in Film tax credits receivable and a reduction in Investment in film, television programs and recordings of $76,000.

The following table summarizes the impact of the restatement adjustment on the previously reported consolidated balance sheet, statement of operations and cash flows for the year ended December 31, 2006.

                       Restated Consolidated Balance Sheet
                                December 31, 2006

                              2006           Affecting periods          2006                        2006
                           As Reported         prior to 2006         Restatement     Ref         As Restated
                           -----------                               ---------------------------------------
Share subscription
     receivable            $   132,296                                $(132,296)     (d)         $      --

Investment in film,
     television programs,
        and recordings       9,490,501                                   30,312      (b)
                                                                        (76,000)     (f)           9,444,813
Film tax credits
      Receivable             2,051,568                                   76,000      (f)           2,127,568

Long term receivable           175,097                                 (175,097)     (d)                --

Total assets               $12,934,759                                $(277,081)                  12,657,678

Convertible debentures       1,519,290             181,510                           (a)
                                                (1,700,800)                          (a)                --
Loans payable                                    1,700,800                           (a)           1,700,800

Preferred shares                                   494,550                           (e)             494,550

Total liabilities          $ 9,476,413             676,060                 --                     10,152,473

Capital Stock               12,330,949                                  (62,943)     (c)          12,268,006
Contributed surplus          1,267,449            (199,046)                          (c)
                                                                         19,710      (c)
                                                                       (307,393)     (c)
                                                                       (110,512)     (c)
                                                                         36,957      (c)             707,165
Warrants                                           199,046                           (c)
                                                                         62,943      (c)
                                                                        110,512      (c)
                                                                        (36,957)     (c)             335,544
Preferred Shares               494,550            (494,550)                          (e)                --
Deficit                    (10,634,602)                                  30,312      (b)
                                                  (181,510)                          (a)
                                                                        (19,710)     (c)
                                                                                                 (10,805,510)
Shareholders' equity         3,458,346            (676,060)            (277,081)                   2,505,205

Total liabilities and
     Shareholders'
        Equity             $12,934,759         $      --              ($277,081)                 $12,657,678

                  Restated Consolidated Statement of Operations
                      For the Year ended December 31, 2006

                                    2006            2006                     2006
                                As Reported      Restatement      Ref     As Restated
                                -----------      -----------      ---    ------------
Revenues                        $   423,959             --               $   423,959

Operating expenses                  857,505
                                                      26,784      (c)
                                                      19,710      (c)        903,999

Stock based compensation             26,784          (26,784)     (c)           --

Interest (recovery)                  36,865          (30,312)     (b)
                                                      45,004      (e)         51,557
Amortization and
  write downs                     2,016,957                                2,016,957
                                -----------                              -----------
Expenses                          2,938,110           34,402               2,972,512
                                -----------       ----------             -----------
Loss
   Comprehensive
     income (loss)              $(2,514,151)      $  (34,402)            $(2,548,553)
                                ===========       ==========             ===========
Earnings (loss) per
  Common share
Basic                           ($     0.07)            --                   ($ 0.07)
                                ===========       ==========             ===========
Diluted                         ($     0.07)            --                   ($ 0.07)
                                ===========       ==========             ===========

                  Restated Consolidated Statement of Cash Flows
                      For the Year ended December 31, 2006

                                                2006            2006                     2006
                                            As Reported      Restatement      Ref     As Restated
                                            -----------      -----------      ---    ------------
OPERATING ACTIVITIES
      Loss for the year                     $(2,514,151)       (19,710)       (c)
                                                                30,312        (b)
                                                               (45,004)       (e)    $(2,548,553)
     Stock-based compensation                    86,380         19,710        (c)        106,090
     Amortization - film, television
                    programs and recordings     251,643                                  251,643
                  - property and equipment        6,572                                    6,572

      Write-down of investment in film,
         television programs and recordings   1,758,742                                1,758,742
    Change in non-cash operating
         assets and liabilities               2,566,481
                                            -----------
                                                               (76,000)       (f)      2,490,481
                                                              --------                ----------
    Cash flows provided by
         operating activities               $ 2,155,667       $(90,692)               $2,064,975
                                            ===========       ========                ==========


                  Restated Consolidated Statement of Cash Flows
                      For the Year ended December 31, 2006

                                                        2006            2006                      2006
                                                    As Reported      Restatement       Ref     As Restated
                                                    -----------      -----------       ---    ------------
FINANCING ACTIVITIES
    Increase (decrease) in film
         production loans                           $ 2,121,527      $   (30,312)      (b)     $ 2,091,215
    Long term receivable                               (175,097)         175,097       (d)            --
    Subscription receivable                            (132,296)         132,296       (d)            --
    Issuance of shares on exercise of options             2,500                                      2,500
    Net change in proceeds from financing and              --           (307,393)      (d)
    subscription receivable                                --            249,098       (d)         (58,295)
    Preferred share dividends paid                      (45,004)          45,004       (e)            --
    Shares issued on private placement                  507,500          (62,943)      (c)         444,557
    Contributed surplus                                 249,098         (249,098)      (d)            --
    Warrants                                               --             62,943       (c)          62,943

    Cash flows provided by
          financing activities                        2,528,228                                  2,542,920
                                                    -----------                                -----------
INVESTING ACTIVITIES
  Investment in film, television
             programs and recordings                 (4,652,779)          76,000       (f)      (4,576,779)
  Purchase of property and equipment                     (3,105)                                    (3,105)
                                                    -----------                                -----------
  Cash flows used in investing activities            (4,655,884)                                (4,579,884)
                                                    -----------                                -----------
CHANGE IN CASH AND
   CASH EQUIVALENTS                                      28,011                                     28,011

CASH AND CASH EQUIVALENTS,
   BEGINNING OF YEAR                                    239,990                                    239,990
                                                    -----------                                -----------
CASH AND CASH EQUIVALENTS,
    END OF YEAR                                     $   268,001                                $   268,001
                                                    -----------                                -----------